Exhibit 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of VirTra, Inc. (the “Company”) for the fiscal year ended December 31, 2019 as filed with the Securities and Exchange Commission (the “Report”), I, Robert D. Ferris, Chief Executive Officer of the Company, and I, Judy A. Henry, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: March 23, 2020	/s/ Robert D. Ferris
Robert D. Ferris, Chief Executive Officer (principal executive officer)

Date: March 23, 2020	/s/ Judy A. Henry
Judy A. Henry, Chief Financial Officer (principal financial officer)